                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Gables Residential Trust (the "Company") and Gables G.P., Inc. ("GGPI"), the General Partner of Gables Realty Limited Partnership (the "Operating Partnership"), hereby severally constitute Marcus E. Bromley, John T. Rippel and Marvin R. Banks, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and trustees to enable the Company and the Operating Partnership to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.


       SIGNATURE                                  CAPACITY                                    DATE
       ---------                                  --------                                    ----
/s/ Marcus E. Bromley               Chairman of the Board of Trustees of the Company,     June 13, 1997
----------------------------        Chairman of the Board of Directors of
Marcus E. Bromley                   GGPI, Chief Executive Officer of the
                                    Company and President of GGPI
                                    (Principal Executive Officer)


/s/ Marvin R. Banks, Jr.            Chief Financial Officer of the Company and            June 13, 1997
----------------------------        GGPI (Principal Financial Officer
Marvin R. Banks, Jr.                and Principal Accounting Officer)


/s/ John T. Rippel                  President and Chief Operating Officer                 June 17, 1997
----------------------------        of the Company and Vice President of GGPI,
John T. Rippel                      Trustee of the Company and Director
                                    of GGPI


/s/ David M. Holland                Trustee of the Company and Director                   June 18, 1997
----------------------------        of GGPI
David M. Holland


/s/ Peter D. Linneman               Trustee of the Company and Director                   June 13, 1997
----------------------------        of GGPI
Peter D. Linneman


/s/ Lauralee E. Martin              Trustee of the Company and Director                   June 16, 1997
----------------------------        of GGPI
Lauralee E. Martin


/s/ John W. McIntyre                Trustee of the Company and Director                   June 17, 1997
----------------------------        of GGPI
John W. McIntyre